Exhibit 99.2

   Westrock Q1 fy22 resultsFebruary 3, 2022

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Deliberate Actions for Margin Expansion and Growth”, “Capital Allocation”, “Q2 FY22 Guidance”, “Proven Track Record of Growth”, “Adjusted Free Cash Flow”, “Additional Guidance” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods, as well as statements regarding, among other things, (i) that new segments will provide greater transparency around our margin structure both today and as we transform into the company of tomorrow; (ii) that the Company will invest in our business through high-return, organic projects; (iii) that the Company will opportunistically and aggressively repurchase shares; (iv) that the Company will maintain its target leverage ratio; (v) that the Corrugated Packaging Adjusted EBITDA FY22 margin is expected at or above last year; (vi) that beauty, personal care, and spirits demand recovering as economy reopens, (vii) that we expect FY22 to be 7th consecutive year of Adjusted Free Cash Flow greater than $1 billion; (viii) that the Company continues to expect strong cash flows in FY22; (ix) that the Company is positioned for continued sales, earnings and free cash flow growth; and (x) that pricing flow through is expected to outpace inflation for FY22Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of risks that would affect any such forward-looking statements, including, among others, developments related to the COVID-19 pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments’ responses to the pandemic on our operations and the operations of our customers, impacts of the pandemic on commercial activity, our customers and consumer preferences and demand, supply chain disruptions, and disruptions in the credit or financial markets; decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; adverse legal, reputational and financial effects on us resulting from last year’s ransomware incident or additional cyber incidents; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; benefits that we expect to realize from actions that we are taking and plan to take in response to COVID-19; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2021. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures:We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.We may from time to time be in possession of certain information regarding the Company that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell the Company’s securities. This presentation also may not include all of the information regarding the Company that you may need to make an investment decision regarding the Company’s securities. Any investment decision should be made on the basis of the total mix of information regarding the Company that is publicly available as of the date of the investment decision.   Forward Looking Statements; Non-GAAP Financial Measures  2

Q1 FY22 KEY HIGHLIGHTS

- Sales and earnings growth in Q1 FY22
  - Net sales of $5.0 billion, up 12.5% year-over-year
  - Consolidated Adjusted EBITDA[1] of $680 million, up 1.6% year-over-year
  - Consolidated Adjusted EBITDA margin[1] of 13.7%, down 150 basis points year-over-year
  - Adjusted EPS[1] of $0.65 per share, up 6.6% year-over-year
  - Generated $84 million of Adjusted Free Cash Flow[1]
- Packaging sales[2] increased 10% and Papers sales increase 24% year-over-year driven by successful implementation of price increases and solid demand
- Cost inflation and supply chain disruptions negatively impacted earnings
- Within target leverage ratio[1] and repurchased $100 million of stock

STRONG EARNINGS GROWTH IN DYNAMIC ENVIRONMENT

CONSOLIDATED ADJUSTED EBITDA[1]



($ in millions)
$670
$641
$811
$878
$680
Q1
Q2
Q3
Q4
Q1
FY2021

CONSOLIDATED ADJUSTED EBITDA MARGINS[1]

	Q1 FY22 MARGIN	VS. Q4 FY21	VS. Q1 FY21
Corrugated Packaging[3]	13.5%	-370bps	-460bps
Consumer Packaging	14.9%	-220bps	-160bps
Global Paper	17.2%	-380bps	+330bps
Distribution	2.0%	-470bps	-340bps
WestRock[4]	13.7%	-350bps	-150bps

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix
2) Corrugated Packaging segment sales (excluding white top trade sales) and Consumer Packaging segment sales
3) Adjusted EBITDA margin (excluding white top trade sales)
4) Consolidated Adjusted EBITDA margins.

3

WestRock

 4  Revised segment Reporting      Corrugated packaging    integrated corrugated containers and other corrugated products      Consumer packaging    integrated consumer packaging products such as folding cartons and interior partitions      Global paper    containerboard and paperboard to external customers      distribution    distribution of packaging products  New segments will provide greater transparency around our margin structureboth today and as we transform into the company of tomorrow  Reporting with new segments

 5  Our path forward  transformation agendaDesigned to improve our overall roic      GROWTH      Margin improvement      DisciplinedUse of Capital        Improving operational effectiveness    Investing in our business    Focusing on productivity + efficiency

ABI MEXICO | GRUPO MODELO
FOR A CIRCULAR FUTURE

CANCOLLAR® ECO packaging enabled by WestRock's **CANCOLLAR® FORTUNA** automation technology, **eliminating over 100 tons of plastic waste.**



CANCOLLAR® ECO

Designed for mid- and high-speed can lines, **FORTUNA™** is the fastest automation option on the market, enabling CanCollar® speeds up to 600 packs per minute!



CANCOLLAR® FORTUNA MACHINE

6
© 2021 WESTROCK COMPANY . ALL RIGHTS RESERVED.
WestRock

DELIBERATE ACTIONS FOR MARGIN EXPANSION AND GROWTH


Current EBITDA Margins
Leverage the WestRock Enterprise
• Process standardization
• Shared services
• Consolidation & spend optimization
Operational Productivity and Simplification
• Reliability- planned and unplanned downtime
• Hidden factory
• Digital/Automation
One Supply Chain
• Direct and indirect purchases
• Planning tool integration
• Analytics/Predictive tools capabilities
Commercial Excellence
• Streamlined customer service
• Focus on higher margin segments with complete solutions
• Capture margin opportunities with better tools and analytics
Portfolio Actions
• Optimize around core businesses
• ROIC focused decision making
Future EBITDA Margin Opportunity

7

CAPITAL ALLOCATION
FY22E FREE CASH FLOW OF >$1.3 BILLION

M&A
- ✓ Bolt-on focus aligned to strategy
- ✓ Returns above Cost of Capital by Year 3

ONGOING CAPITAL INVESTMENT
$900M to $1B invested per year
- ✓ $818 million in Capital Investments over last 12 months[1]
- ✓ FY22 CAPEX Guidance of $900 million to $1 billion

STRATEGIC CAPITAL INVESTMENTS
Improve competitive position and supports organic growth in attractive end markets
- ✓ Completed Florence and Tres Barras projects
- ✓ Announced new corrugated box plant in Longview Washington

CAPITAL ALLOCATION

FOUNDATION BUILT ON:
Strong Cash Flow Generation
Core Principles
Flexibility

DIVIDEND
Sustainable and growing dividend
- ✓ Raised dividend 25% since February including October announced increase

SHARE REPURCHASES
Opportunistic when share price trades below intrinsic value
- ✓ Up to $500 million of stock repurchase over the next several months

DEBT AND LEVERAGE
Maintain leverage target ratio[2] of 2.25 to 2.5X
- ✓ Paid down $1.3 billion of adjusted net debt in FY21[2]
- ✓ Net leverage of 2.40 times[2]

RECENT DEPLOYMENT OF CAPITAL
- Repurchased 2.1 million shares totaling $100 million in Q1 FY22
- Announced Longview box plant investment

NEAR TERM CAPITAL DEPLOYMENT PRIORITIES
- Invest in our business through high-return, organic projects
- Opportunistically and aggressively repurchase shares
- Maintain target leverage ratio

COMPLETED FIRST PHASE OF STRATEGIC REVIEW
- More details around strategic review at Investor Day

1) TTM as of December 31, 2021
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

8

WestRock

 9  Our path forward  transformation agendaDesigned to improve our overall roic      GROWTH      Margin improvement      DisciplinedUse of Capital        Improving operational effectiveness    Investing in our business    Focusing on productivity + efficiency

   10  ONE WESTROCK  Alex PeaseChief Financial Officer

Q1 FY22 WESTROCK RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	FIRST QUARTER	
	FY22	FY21
Net Sales	$4,952	$4,402
Consolidated Adjusted EBITDA[1]	$680	$670
% Margin[1]	13.7%	15.2%
Capital Expenditures	$173	$171
Adjusted Free Cash Flow[1]	$84	$562
Adjusted Earnings Per Diluted Share[1]	$0.65	$0.61

CONSOLIDATED ADJUSTED EBITDA ($ IN MILLIONS)[1]



+$10
$670
(33)
600
(520)
(37)
$680
Q1 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Q1 FY22

Q1 YEAR-OVER-YEAR HIGHLIGHTS

- Net sales up 12.5% in the quarter
- Pricing realization exceeded cost inflation
- Higher inflation led by recycled fiber, energy, virgin fiber and freight costs
- Repurchased $100 million in stock in Q1 FY22
- Leverage remains within targeted levels
- Largest scheduled maintenance quarter in company's history; partially drove year-over-year margin compression
- Free Cash Flow primarily impacted by reversal of one-time COVID related benefits

WestRock

11

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

Q1 FY22 CORRUGATED PACKAGING RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	FIRST QUARTER FY22	FIRST QUARTER FY21
Segment Sales[(1)]	$2,144	$1,923
Adjusted EBITDA[(2)]	$289	$348
% Margin[(1) (2)]	13.5%	18.1%

ADJUSTED EBITDA ($ IN MILLIONS)[(2)]



-$59
$348
(43)
277
(230)
(63)
$289
Q1 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Q1 FY22

Q1 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 11.5% in the quarter driven by strong price/mix
- Volumes impacted by lower shipments year-over-year due to supply chain and labor challenges
- Higher inflation led by freight, energy, chemical and labor costs
- Productivity negatively impacted by COVID-related absenteeism, supply chain constraints and highest level of scheduled maintenance in the Company's history
- FY22 Adjusted EBITDA margin[(2)] expected at or above last year

1) Excludes white top trade sales
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

12

WestRock

Q1 FY22 CONSUMER PACKAGING RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	FIRST QUARTER FY22	FY21
Segment Sales	$1,139	$1,063
Adjusted EBITDA(1)	$169	$175
% Margin(1)	14.9%	16.5%

ADJUSTED EBITDA ($ IN MILLIONS)(1)



-$6
$175
6
50
(76)
14
$169
Q1 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Q1 FY22

Q1 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 7.2% in the quarter driven by strong price mix and slightly higher volumes
- Higher inflation led by freight, energy, chemical and labor costs
- CPG sales remain solid
- Beverage and hard seltzer sales decelerated; Out-of-stock challenges remain
- Beauty, personal care, and spirits demand recovering as economy reopens

13

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

Q1 FY22 GLOBAL PAPER RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	FIRST QUARTER	
	FY22	FY21
Segment Sales	$1,353	$1,091
Adjusted EBITDA(1)	$232	$152
% Margin(1)	17.2%	13.9%

ADJUSTED EBITDA ($ IN MILLIONS)(1)



+$80
$152
6
246
(187)
15
$232
Q1 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Q1 FY22

Q1 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 24.0% in the quarter
- Pricing realization exceeded cost inflation
- Strong performance in key strategic markets including kraft paper and other specialty grades
- Market demand growing
- Flexibility enables us to navigate supply/demand dynamics

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

14

Q1 FY22 DISTRIBUTION RESULTS

$ IN MILLIONS, EXCEPT PER SHARE ITEMS	FIRST QUARTER FY22	FIRST QUARTER FY21
Segment Sales	$325	$304
Adjusted EBITDA[1]	$7	$16
% Margin[1]	2.0%	5.4%

ADJUSTED EBITDA ($ IN MILLIONS)[1]



-$9
$16
(1)
26
(25)
(9)
$7
Q1 FY21
Volume
Price / Mix
Inflation
Productivity / Operations
Q1 FY22

Q1 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 6% in the quarter
- Demand remains strong, outpacing supply
- Profitability impacted by our suppliers' continued headwinds and one-time non-recurring cost issues
- Multiple initiatives underway focused on productivity and commercial excellence

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

15

Q1 FY22 FREE CASH FLOW

- **Q1 Adjusted Free Cash Flow of $84 million[(1)]**
- **Year-Over-Year comparison was negatively impacted by:**
  - Payment of short-term incentive compensation in cash vs. stock
  - Short-term compensation higher following strong FY21
  - 401K match returned to cash payments in FY22
  - First payment of the deferred payroll tax associated with the CARES Act
- **Expect FY22 to be 7th consecutive year of Adjusted Free Cash Flow greater than $1 billion[(1)]**

CONTINUE TO EXPECT STRONG CASH FLOWS IN FY22

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

16

WestRock

Q2 FY22 GUIDANCE

$780 - $830 MILLION

Q2 FY22 CONSOLIDATED ADJUSTED EBITDA[(1)]

$0.94 - $1.08 PER SHARE

Q2 FY22 ADJUSTED EPS[(1)]

Q2 FY22 SEQUENTIAL GUIDANCE DETAILS

- Flow through of previously published price increases across containerboard, kraft paper, SBS, CNK, CRB and URB; price realization greater than inflation
- Roughly flat costs quarter over quarter as improvements in energy and OCC offset by higher freight, wage and other expenses
- Approximately 128K tons of maintenance downtime; still at elevated maintenance levels

17

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

WestRock

 18

 Appendix  19

 20  Proven track record of growth  ($ in Billions except EPS)  FY16  FY21  CAGR    FY22E  Net Sales(1)  $14.2  $18.7  6%    $20.0 to $21.0  Consolidated Adjusted EBITDA(2)  $2.3  $3.0  6%    $3.3 to $3.7  Consolidated Adjusted EBITDA Margin(1)(2)  16%  16%      16.5% to 17.5%   Adjusted EPS(2)  $2.52  $3.39  6%    $4.00 to $5.10  Adjusted Free Cash Flow(2)  $1.0  $1.5  8%    >$1.3  Net Leverage Ratio(2)  2.2x  2.38x      Within Targeted Range  Positioned for continued sales, earnings and free cash flow growth  Broadest portfolio of paper and packaging solutionsAttractive marginsConsistent cash flowStrong balance sheet  As reported: Including recycling sales in FY16.Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix  Resilient business model

   Consolidated Adjusted EBITDA(1) ($ in millions)    Q1 year over year BRIDGES  21  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.        Corrugated packaging  Consumer packaging  distribution  Global paper

PRICING AND MIX MANAGEMENT OUTPACING INFLATION YEAR-OVER-YEAR

YEAR-OVER-YEAR PRICE/MIX AND INFLATION



$800
$600
$400
$200
$0
($ Millions)
Price/Mix
Inflation
$12
$77
$88
$113
$320
$201
$433
$389
$600
$520
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22

HIGHLIGHTS

- Q1 FY22 price/mix realization of $600 million year/year; $80 million in excess of inflation
- Published price increases since Q4 FY20[1]:
  - ✓ +$160/ton North America Containerboard
  - ✓ +$250/ton CNK
  - ✓ +$300/ton SBS folding carton grades
  - ✓ +$300/ton SBS plate and cup stock grades
  - ✓ +$270/ton CRB
- Guidance reflects flow through of published price increases in kraft paper; higher export containerboard prices
- Key inflation drivers include fiber, freight, energy, and chemicals

PRICING FLOW THROUGH EXPECTED TO OUTPACE INFLATION FOR FY22

1) As of October 15, 2021

WestRock

22

 23  Adjusted Free Cash Flow      FY22 Adjusted Free Cash Flow expected to be >$1.3 billion(1)FY22 expected to be 7th straight year with Adjusted Free Cash Flow above $1 billion(1)Strong balance sheet with leverage within target of 2.25x to 2.50x  Strong Free Cash Flow  Adjusted Free Cash Flow(1)($ in Billions)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

 24  Additional guidance  FY22 Guidance  Q2 FY22  Full Year  Depreciation & Amortization  Approx. $365 million  Approx. $1.48 billion  Net Interest Expense and Interest Income  Approx. $85 million  Approx. $350 million  Effective Adjusted Book Tax Rate(1)  23% - 25%  Approx. 25%  Adjusted Cash Tax Rate(1)    Approx. 25%  Share Count  Approx. 267 million  Approx. 270 million  Mill Downtime Schedule (tons in thousands)    Q1  Q2  Q3  Q4  Full Year  FY22 Maintenance  192  128  58  12  390  FY21 Maintenance  105  65  119  12  301  FY20 Maintenance  146  105  21  102  374  maintenance  FY22 GUIDANCE  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

APPROX. FY22 ANNUAL CONSUMPTION VOLUMES

Commodity Category	Volume
Recycled Fiber (tons millions)	5.6
Wood (tons millions)	36
Natural Gas (MMBTU)	91
Electricity (kwh billions)	6.1
Polyethylene (lbs millions)	37
Caustic Soda (tons thousands)	245
Starch (lbs millions)	600

SENSITIVITY ANALYSIS

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (MMBTU)	+$0.25 / MMBTU	($0.06)
FX Translation Impact	+10% USD Appreciation	($0.07)

25

WestRock

ADJUSTED EARNINGS PER DILUTED SHAREWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.ADJUSTED OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOWWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax that we believe are not indicative of our ongoing operating results. We believe adjusted free cash flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Consolidated Adjusted EBITDA AND Consolidated Adjusted EBITDA MARGINSWe use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA margins”, along with other factors, to evaluate our performance against our peers. We believe that board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” (formerly referred to as Adjusted Segment EBITDA) is “Net income attributable to common stockholders”. It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.LEVERAGE RATIO, NET LEVERAGE RATIO, TOTAL FUNDED DEBT AND ADJUSTED TOTAL FUNDED DEBTWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of December 31, 2021, our leverage ratio was 2.50 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio is the product of Adjusted Total Funded Debt divided by our Credit Agreement EBITDA. As of December 31, 2021, our net leverage ratio was 2.40 times. ADJUSTED NET DEBTWe believe “adjusted net debt” provides WestRock’s board of directors, investors, potential investors, securities analysts and others with useful information to evaluate WestRock’s repayment of debt relative to other periods because it includes or excludes certain items management believes are not comparable from period to period. We believe adjusted net debt provides greater comparability across periods by adjusting for cash and cash equivalents, as well as fair value of debt step-up included in Total Debt that is not subject to debt repayment. WestRock believes that the most directly comparable GAAP measure is “Total Debt” which is derived from the current portion of debt and long-term debt due after one year. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period. In addition, we have not quantified future amounts to develop our leverage ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  Non-GAAP Financial Measures  26

 27  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 28  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 29  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 30  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income from continuing operations before income taxes", "Income tax expense“, “Income from continuing operations“ and “Diluted earnings per share from continuing operations”, respectively, as reported on the statements of operations.Impacted by non-deductible goodwill  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 31  Reconciliation of Net Income to Consolidated Adjusted EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 32  Reconciliation of Net Income to Consolidated Adjusted EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 33  Adjusted operating cash flow and adjusted free cash flow reconciliation

 34  TTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges primarily include restructuring and other costs, and certain non-cash and other items as allowed under the credit agreement  TTM Credit Agreement EBITDA

 35  Adjusted Net Debt

 36